UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2015

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MUFG Americas Holdings Corporation
(Exact name of registrant as specified in its charter)

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Delaware 001-15081 94-1234979
(State of Incorporation) (Commission File Number) (IRS Employer Identification No.)

1251 Avenue of the Americas
New York, NY 10020
(Address of principal executive offices) (Zip Code)

Tel. (212) 782-5911
Registrant’s telephone number, including area code

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On January 26, 2015, the Company issued a press release announcing its results of operations and financial condition for the fourth quarter and year ended December 31, 2014, a copy of which is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits:

Exhibit No. Description n
99.1 Press release dated January 26, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MUFG AMERICAS HOLDINGS CORPORATION
Dated: January 26, 2015	By:	/s/ ROLLAND D. JURGENS
ROLLAND D. JURGENS Controller and Chief Accounting Officer (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No. Description n

99.1	Press release dated January 26, 2015.